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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report: July 5, 2002 (Date of Earliest Event Reported: July 3, 2002)


                               CLARUS CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                        0-24277                                58-1972600
(State or other jurisdiction of       (Commission File No.)         (IRS Employer Identification No.)
incorporation or organization)

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                             3970 Johns Creek Court
                                    Suite 100
                             Suwanee, Georgia 30024
          (Address of principal executive offices, including zip code)
                                 (770) 291-3900
              (Registrant's telephone number, including area code)



                        (Former name or Former Address if
                           Changed Since Last Report)



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ITEM 5.    Other Information

           On July 3, 2002, Clarus Corporation (the "Company") reported that as a result of Barclays B2B's recent decision to discontinue its external operations to focus on internal cost reduction, the Company expects that Barclays B2B will terminate its current software product and service agreements with the Company. Barclays B2B is currently the Company's largest customer.

           A copy of the Company's press release announcing the above mentioned development is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    Exhibits

           (c)    Exhibits

                  99.1     Press Release

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                                    SIGNATURE

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CLARUS CORPORATION


Date: July 5, 2002                              /s/ James J. McDevitt
                                      ------------------------------------------
                                      James J. McDevitt, Chief Financial Officer